SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)      July 28, 2005


                              TREND MINING COMPANY
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                         0-31159                    81-0304651
  -----------------               -----------------           -----------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)
                            301 Central Avenue, #384
                        Hilton Head, South Carolina 29926
                        ---------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (843) 842-4048
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed from last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement.

      On July 28, 2005, Trend Mining Company (the "Company") entered into an Amendment, Waiver and Consent to Transaction Documents Agreement (the "Amendment"), amending the Subscription Agreement, dated as of January 27, 2005 by and among the Company and the purchasers listed therein (the "Subscription Agreement"), and other financing documents entered into in connection with the Subscription Agreement, with a certain institutional and accredited investor providing for the issuance and sale of $350,000 of secured convertible promissory notes (the "Notes") of the Company convertible into shares of its common stock at a conversion price of $0.30 per share. If the aggregate principal amount of the Notes is converted, the Company will issue approximately 1,166,667 shares of its common stock. The Notes will be amortized over a three year period and accrue interest at the minimum rate of 10% per annum. Principal and interest are payable monthly at the option of the Company in cash or shares of the Company's common stock.

      Furthermore, pursuant to the Amendment, the Company issued to the investor Class A Warrants and Class B Warrants (collectively, the "Warrants") to purchase shares of its common stock. If all of the Warrants are exercised, the Company will issue approximately 1,050,001 shares of its common stock. The Class A warrants are exercisable for five years at an exercise price of $0.50 per share. The Class B Warrants are exercisable until the one hundred eightieth (180th) day following the effective date of the updated and amended registration statement providing for the resale of the shares issuable upon conversion of the Notes and exercise of the Warrants and may be exercised at a price of $0.25 per share. The Warrants contain cashless exercise provisions in the event that a registration statement providing for the resale of the shares is not effective.

         The Company will use $300,000 of the proceeds to pay Pacific Rim Mining Corporation to extend an option to purchase the Andacollo gold mine located in Chile. The $300,000 payment will also reduce the balance due upon closing of the purchase of the Andacollo gold mine from $2,700,000 to $2,400,000.

      The Company is required to file an amended registration statement providing for the resale of the shares issued upon conversion of the Notes and exercise of the Warrants. The transactions contemplated by the Amendment are exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) and Regulation D of the Securities Act.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

      The information set forth in Section 1.01 is incorporated by reference under this item 2.03.

Item 3.02.   Unregistered Sales of Equity Securities.

      The information set forth in Section 1.01 is incorporated by reference under this item 3.02.

Item 9.01.   Financial Statements and Exhibits.

     (c) Exhibits

       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.1                                         Amendment, Waiver and Consent to Transaction Documents
                                                            Agreement, dated as of July 28, 2005, by and among
                                                            Trend Mining Company and the purchasers identified
                                                            therein.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.2*                                        Form of Secured Convertible Promissory Note issued by
                                                            Trend Mining Company.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.3*                                        Form of Class A Warrant issued by Trend Mining Company.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.4*                                        Form of Class B Warrant issued by Trend Mining Company.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.5*                                        Form of Subscription Agreement dated as of January 27,
                                                            2005 by and among Trend Mining Company and the
                                                            purchasers identified therein.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.6*                                        Form of Pledge and Security Agreement dated as of
                                                            January 27, 2005 by and among Trend Mining Company and
                                                            the secured parties identified therein.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.7*                                        Form of Limited Standstill Agreement dated as of
                                                            January 27, 2005 by and among Trend Mining Company and
                                                            the stockholders identified therein.
       ---------------------------------------------------- ---------------------------------------------------------

      * Incorporated by reference to the Company's Form 8-K dated January 28, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     August 2, 2005

                                       TREND MINING COMPANY

                                       By:  /s/ Thomas A. Loucks
                                            ---------------------------------
                                            Name:  Thomas A. Loucks
                                            Title: President and Chief Executive
                                                     Officer

                                  Exhibit Index

       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.1                                         Amendment, Waiver and Consent to Transaction Documents
                                                            Agreement, dated as of July 28, 2005, by and among
                                                            Trend Mining Company and the purchasers identified
                                                            therein.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.2*                                        Form of Secured Convertible Promissory Note issued by
                                                            Trend Mining Company.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.3*                                        Form of Class A Warrant issued by Trend Mining Company.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.4*                                        Form of Class B Warrant issued by Trend Mining Company.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.5*                                        Form of Subscription Agreement dated as of January 27,
                                                            2005 by and among Trend Mining Company and the
                                                            purchasers identified therein.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.6*                                        Form of Pledge and Security Agreement dated as of
                                                            January 27, 2005 by and among Trend Mining Company and
                                                            the secured parties identified therein.
       ---------------------------------------------------- ---------------------------------------------------------
       Exhibit 10.7*                                        Form of Limited Standstill Agreement dated as of
                                                            January 27, 2005 by and among Trend Mining Company and
                                                            the stockholders identified therein.
       ---------------------------------------------------- ---------------------------------------------------------

      * Incorporated by reference to the Company's Form 8-K dated January 28, 2005.


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